EXHIBIT 10.6

DISCLOSURE AND WAIVER OF RIGHTS

REGARDING CONFESSION OF JUDGMENT

Intending to be legally bound hereby, and for value received, and to induce Avangard Auto Finance, Inc. (“Bank”) to make a loan or loans or other financial accommodations evidenced or secured by the below mentioned documents, the undersigned, whether one or more persons, partnerships, corporations, or other entities (jointly and severally, the “Obligor”), agrees as follows:

1. On the date hereof, or previously dated, the Obligor is signing and delivering to the Bank one or more of the following documents (hereinafter individually the “Loan Document,” or collectively the “Loan Documents”):

X	A Demand Note in the principal sum of Two Hundred and Fifty Thousand Dollars and Zero Cents
($250,000.00);

X	A Surety Agreement;

X	Other: Floor Plan Agreement; Business Line of Credit Agreement.

(as the same may be renewed, modified, amended, extended, restated or replaced) whether one or more, whereby the Obligor is obligated to repay monies (“Obligations”) to the Bank or by which the undersigned has granted security to the Bank to repay the Obligations. The Obligor has been advised by the Bank (and by the Obligor’s legal counsel, if applicable) that the Loan Documents contain a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Loan Documents and clearly and specifically understands that by signing the Loan Documents which contain such confession of judgment clause:

(a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered.

(b) If the Loan Documents include a Security Agreement, the Obligor is also authorizing the Bank, upon the occurrence of an event of default under the Loan Documents, to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank in an action for replevin possession of secured personal property.

(c) If the Loan Documents include a Mortgage, the Obligor is also authorizing the Bank, upon the occurrence of an event of default under the Loan Documents, to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank in an action for ejectment possession of secured real property.

(d) The Obligor is waiving all constitutional rights that the Obligor may have to any prior notice, to prior review by an authorized official, or to an opportunity for a hearing before the entry of such judgment by or for the benefit of the Bank on the records of the Court.

(e) The Obligor understands and agrees that the Bank may enter such judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment on procedural grounds through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor’s expense.

(f) The Obligor is waiving all constitutional rights that the Obligor may have to prior notice, to prior review by an authorized official, or to an opportunity for a prior hearing before the Bank may request and use the power of the state government to deprive the Obligor of his, her, or their property pursuant to the judgment by seizing or having the Sheriff or other official seize or garnish the Obligor’s bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy, in whole or in part, the Obligations, or by seizing or having the Sheriff or other official eject the Obligor from possession of his, her, or their real property.

(g) The Obligor understands and agrees that the Obligor may be immediately deprived of the use of any property that is thus seized or affected pursuant to such judgment without prior notice, a prior hearing, or prior review by an authorized official, and the procedural rules of Pennsylvania’s court system do not necessarily guarantee that the Obligor will receive a prompt hearing after the Obligor’s property is seized or otherwise affected.

(h) Except as provided in Subparagraphs (b) and (c) above or in the Loan Documents, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligations.

2. The Obligor knows and understands that it is the confession of judgment clause in the Loan Documents which gives the Bank the rights described in Subparagraphs (a) through (h) of Paragraph 1 above.

3. Fully and completely understanding the rights which are being given up if the Obligor signs the Loan Documents containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Loan Documents.

4. The Obligor acknowledges that the proceeds of the Obligations are to be used for business purposes.

Dated this     day of             , 2012.

The Obligor has read this Disclosure and Waiver prior to signing the Loan Documents and fully understands the contents hereof and thereof.

“OBLIGOR”

AUTOSOURCE ENTERPRISES, INC.

Signature	/s/ Boris Zelen
Boris Zelen, Owner

STATE OF PENNSYLVANIA	)
)
COUNTY OF	)

Sworn to and subscribed before me by Boris Zelen who is either known to me or has provided proof of identification this     day of             , 2012.

Signature of Notary Public

My commission expires:

DISCLOSURE AND WAIVER OF RIGHTS

REGARDING CONFESSION OF JUDGMENT

Intending to be legally bound hereby, and for value received, and to induce Avangard Auto Finance, Inc. (“Bank”) to make a loan or loans or other financial accommodations evidenced or secured by the below mentioned documents, the undersigned, whether one or more persons, partnerships, corporations, or other entities (jointly and severally, the “Obligor”), agrees as follows:

1. On the date hereof, or previously dated, the Obligor is signing and delivering to the Bank one or more of the following documents (hereinafter individually the “Loan Document,” or collectively the “Loan Documents”):

X	A Demand Note in the principal sum of Two Hundred and Fifty Thousand Dollars and Zero Cents
($250,000.00);

X	A Surety Agreement;

X	Other: Floor Plan Agreement; Business Line of Credit Agreement.

(as the same may be renewed, modified, amended, extended, restated or replaced) whether one or more, whereby the Obligor is obligated to repay monies (“Obligations”) to the Bank or by which the undersigned has granted security to the Bank to repay the Obligations. The Obligor has been advised by the Bank (and by the Obligor’s legal counsel, if applicable) that the Loan Documents contain a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Loan Documents and clearly and specifically understands that by signing the Loan Documents which contain such confession of judgment clause:

(a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered.

(b) If the Loan Documents include a Security Agreement, the Obligor is also authorizing the Bank, upon the occurrence of an event of default under the Loan Documents, to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank in an action for replevin possession of secured personal property.

(c) If the Loan Documents include a Mortgage, the Obligor is also authorizing the Bank, upon the occurrence of an event of default under the Loan Documents, to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank in an action for ejectment possession of secured real property.

(d) The Obligor is waiving all constitutional rights that the Obligor may have to any prior notice, to prior review by an authorized official, or to an opportunity for a hearing before the entry of such judgment by or for the benefit of the Bank on the records of the Court.

(e) The Obligor understands and agrees that the Bank may enter such judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment on procedural grounds through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor’s expense.

(f) The Obligor is waiving all constitutional rights that the Obligor may have to prior notice, to prior review by an authorized official, or to an opportunity for a prior hearing before the Bank may request and use the power of the state government to deprive the Obligor of his, her, or their property pursuant to the judgment by seizing or having the Sheriff or other official seize or garnish the Obligor’s bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy, in whole or in part, the Obligations, or by seizing or having the Sheriff or other official eject the Obligor from possession of his, her, or their real property.

(g) The Obligor understands and agrees that the Obligor may be immediately deprived of the use of any property that is thus seized or affected pursuant to such judgment without prior notice, a prior hearing, or prior review by an authorized official, and the procedural rules of Pennsylvania’s court system do not necessarily guarantee that the Obligor will receive a prompt hearing after the Obligor’s property is seized or otherwise affected.

(h) Except as provided in Subparagraphs (b) and (c) above or in the Loan Documents, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligations.

2. The Obligor knows and understands that it is the confession of judgment clause in the Loan Documents which gives the Bank the rights described in Subparagraphs (a) through (h) of Paragraph 1 above.

3. Fully and completely understanding the rights which are being given up if the Obligor signs the Loan Documents containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Loan Documents.

4. The Obligor acknowledges that the proceeds of the Obligations are to be used for business purposes.

Dated this     day of             , 2012.

The Obligor has read this Disclosure and Waiver prior to signing the Loan Documents and fully understands the contents hereof and thereof.

“OBLIGOR”

Signature	/s/ Boris Zelen	Signature	/s/ Anna Zelen
	Boris Zelen		Anna Zelen

STATE OF PENNSYLVANIA	)
)
COUNTY OF	)

Sworn to and subscribed before me by Boris Zelen and Anna Zelen who are either known to me or have provided proof of identification this     day of             , 2012.

Signature of Notary Public

My commission expires: